SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 8, 2010

Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

On November 9, 2010, Discovery Laboratories, Inc. (the “Company”) issued a press release highlighting the results of operations for the quarter ended September 30, 2010.  The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto relating to the announcement of the results of operations for the quarter ended September 30, 2010 and all other matters except for those discussed under the heading “Restatement of Financial Statements” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filings.

Item 4.02.      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with a review of the Company’s Annual Report on 2009 Form 10-K among the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), and the Company’s management, with the assistance of  Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm, and the Company’s outside legal advisors, the Audit Committee has reassessed the accounting classification of certain warrants  issued by the Company in May 2009 and February 2010 with respect to ASC 815 “Derivatives and Hedging — Contracts in Entity’s Own Equity” (“ASC 815,” formerly known as Emerging Issues Task Force Issue 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”).  The review was conducted to respond to certain comments raised by the Staff of the Securities and Exchange Commission (“SEC”) following its periodic review of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

The warrants under review are:

•
Warrants to purchase 7,000,000 shares of common stock issued in May 2009 in connection with a registered  equity offering.  The warrants expire in May 2014 and are exercisable, subject to an aggregate share ownership limitation, at an exercise price of $1.15 per share; and

•
Warrants to purchase 13,750,000 shares of our common stock issued in February 2010 in connection with a registered equity offering.  The warrants expire in February 2015 and are exercisable, subject to an aggregate share ownership limitation, at a price of $0.85 per share.

The Company has historically accounted for its warrants, which prior to May 2009 were issued in private transactions, as equity instruments.  The Company’s warrants generally provide that, in the event the related registration statement or an exemption from registration is not available for the issuance or resale of the warrant shares, the holder  may exercise the warrant on a cashless basis.   However, notwithstanding the availability of cashless exercise, ASC 815, as interpreted, appears to establish a presumption that, in the absence of express language to the contrary, registered warrants may be subject to net cash settlement, as it is not within the absolute control of the Company to provide freely-tradable shares in all circumstances.  After extensive discussion, the Company’s management, Ernst & Young, and the Company’s outside legal advisors concluded that, although the interpretation and applicability of ASC 815 as it relates to registered warrants is complex and subject to varying interpretations, it should be applied based on a strict reading of the authoritative literature without respect to any evaluation of remoteness or probability.

Applying such a strict reading, the Audit Committee, together with management and in consultation with Ernst & Young and the Company’s outside legal advisors, determined that, notwithstanding the highly–remote and theoretical possibility of net cash settlement, the warrants identified above should have been recorded as liabilities, measured at fair value on the date of issue, with changes in the fair values recognized in the Company’s quarterly statement of operations in its quarterly financial reports.  Accordingly, the Audit Committee has also concluded on November 8, 2010 that the Company’s previously-filed consolidated financial statements for the fiscal year ended December 31, 2009 on Form 10-K; Ernst & Young’s reports on the financial statements and the effectiveness of internal control over financial reporting for the fiscal year ended December 31, 2009; each of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the periods ended June 30, 2009, September 30, 2009, March 31, 2010 and June 30, 2010; and all related earnings releases and similar communications issued by the Company with respect to the foregoing, should no longer be relied upon. The Company’s management and the Audit Committee are assessing the effect of the pending restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures.

On or before November 15, 2010, the Company anticipates filing an amended Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and amended Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2010 and June 30, 2010, each with restated financial statements reflecting the reclassification of the warrants identified above, together with the Quarterly Report on Form 10-Q for the period ended September 30, 2010.  The Company does not expect to amend its previously-filed Quarterly Reports on Form 10-Q for the periods ended June 30, 2009 and September 30, 2009.

The restatements that are being implemented will reflect the reclassification of the warrants from equity to a liability in an amount equal to the fair value of the warrants, as of the dates of issuance, calculated using the Black Scholes option pricing model.  The restatements will have no impact on amounts previously reported for Assets; Revenues; Operating Expenses; Cash Flows; Loans, Equipment Loan and Accounts Payables; and Contractual Obligations.  The restatements will have no effect on the Company’s development programs, including Surfaxin®, anticipated development milestones, or business strategy.

Item 8.01.	Other Events.

On November 9, 2010, the Company issued a press release announcing the restatement and related matters referred to in Item 4.02 to this Current Report on Form 8-K. Subject to the note relating to the press release in Item 2.02 to this Current Report on Form 8-K, the press release is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated November 9, 2010

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

By:	/s/ John G. Cooper
Name:	John G. Cooper
Title:	President, Chief Financial Officer and Treasurer

Date:  November 9, 2010